VALIC COMPANY I

Supplement to Prospectus dated October 1, 2004

You are receiving this supplement because you own a variable annuity or variable life insurance policy offering investment options that are VALIC Company I funds (the "Funds").

Legal Proceedings

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the indirect parent company and an affiliated person of The Variable Annuity Life Insurance Company ("VALIC"), AIG Global Investment Corp. ("AIGGIC"), AIG SunAmerica Asset Management Corp. ("SAAMCo") and Brazos Capital Management, LP ("Brazos"). AIGGIC, SAAMCo and Brazos serve as subadvisers to several of the Funds. Neither VALIC, AIGGIC, SAAMCo, Brazos or their respective officers and directors, nor the Funds have been named in the complaint, and the complaint does not seek any penalties against them.

In VALIC's view, the matters alleged in the lawsuit are not material in relation to the financial position of VALIC, AIGGIC, SAAMCo or Brazos or to their ability to provide their respective services to the Funds. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then VALIC, AIGGIC, SAAMCo and Brazos will need to obtain permission from the Securities and Exchange Commission to continue to service the Funds. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

Date: June 13, 2005